UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2024

HESS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	No. 1-1204	13-4921002
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1185 Avenue of the Americas
New York, New York 10036
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 997-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Ticker Symbol	Name of each exchange on which registered
Common Stock, par value $1.00 per share	HES	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, on October 22, 2023, Hess Corporation (“Hess”), Chevron Corporation (“Chevron”) and Yankee Merger Sub Inc., a wholly owned subsidiary of Chevron (“Merger Sub”), entered into an Agreement and Plan of Merger (“Merger Agreement”), pursuant to which, among other things and subject to the terms and conditions therein, Merger Sub will be merged with and into Hess, with Hess surviving the merger as a direct, wholly owned subsidiary of Chevron (such transaction, the “Merger”).

The consummation of the Merger is subject to the satisfaction or waiver of certain closing conditions including, among other things, the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). As previously disclosed, on December 7, 2023, Hess and Chevron each received a request for additional information and documentary material (the “Second Request”) from the U.S. Federal Trade Commission (“FTC”) in connection with the FTC’s review of the transactions contemplated by the Merger Agreement. The effect of the Second Request was to extend the waiting period under the HSR Act until 30 days after both Hess and Chevron certified substantial compliance with the Second Request. Following Hess’s and Chevron’s certifications of substantial compliance, the waiting period under the HSR Act expired on July 1, 2024.

On September 30, 2024, the FTC announced that a majority of the FTC Commissioners voted to accept a consent agreement among the FTC, Chevron and Hess (the “Consent Agreement”), and on September 30, 2024, Hess issued a press release announcing that the FTC’s review of the Merger has been completed. A copy of the press release is included as Exhibit 99.1 to this current report on Form 8-K. Under the Consent Agreement, Chevron and Hess have agreed that John B. Hess will not be appointed to the Chevron Board of Directors following consummation of the Merger. Mr. Hess will serve as an advisor and representative for Chevron on government relations and social investments in Guyana, as well as on support for the Salk Institute’s Harnessing Plants Initiative.

Pursuant to the regulations issued under the HSR Act, the parties have one year from the expiration of the waiting period to close the Merger. Chevron and Hess will take appropriate steps in order to maintain HSR clearance for the Merger closing following satisfactory resolution of the ongoing arbitration proceedings regarding preemptive rights in the Stabroek Block joint operating agreement, including if necessary filing additional notifications under the HSR Act.

The completion of the Merger remains subject to the Merger Agreement’s closing conditions, including the satisfactory resolution of the Stabroek Block joint operating agreement arbitration.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release of Hess Corporation, issued on September 30, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You can identify these statements and other forward-looking statements in this document by words such as “expects,” “focus,” “intends,” “anticipates,” “plans,” “targets,” “poised,” “advances,” “drives,” “aims,” “forecasts,” “believes,” “approaches,” “seeks,” “schedules,” “estimates,” “positions,” “pursues,” “progress,” “may,” “can,” “could,” “should,” “will,” “budgets,” “outlook,” “trends,” “guidance,” “commits,” “on track,” “objectives,” “goals,” “projects,” “strategies,” “opportunities,” “potential,” “ambitions,” “aspires” and similar expressions, and variations or negatives of these words, but not all forward-looking statements include such words.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the potential transaction, including the expected time period to consummate the potential transaction, and the anticipated benefits (including synergies) of the potential transaction. All such forward-looking statements are based upon current plans, estimates, expectations, and ambitions that are subject to risks, uncertainties, and assumptions, many of which are beyond the control of Hess and Chevron, that could cause actual results to differ materially from those expressed in such forward-looking statements. Key factors that could cause actual results to differ materially include, but are not limited to potential delays in consummating the potential transaction, including as a result of the ongoing arbitration proceedings regarding preemptive rights in the Stabroek Block joint operating agreement; risks that such ongoing arbitration is not satisfactorily resolved and the potential transaction fails to be consummated; Chevron’s ability to integrate Hess’ operations in a successful manner and in the expected time period; the possibility that any of the anticipated benefits and projected synergies of the potential transaction will not be realized or will not be realized within the expected time period; the risk that conditions to Chevron’s and Hess’s obligations to close the merger will fail to be satisfied, or the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; risks that the anticipated tax treatment of the potential transaction is not obtained; unforeseen or unknown liabilities; customer, regulatory and other stakeholder approvals and support; unexpected future capital expenditures; potential litigation relating to the potential transaction that could be instituted against Chevron and Hess or their respective directors; the possibility that the potential transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the effect of the announcement, pendency or completion of the potential transaction on the parties’ business relationships and business generally; risks that the potential transaction disrupts current plans and operations of Chevron or Hess and potential difficulties in Hess employee retention as a result of the potential transaction, as well as the risk of disruption of Chevron’s or Hess’ management and business disruption during the pendency of, or following, the potential transaction; changes to the company’s capital allocation strategies; uncertainties as to whether the potential transaction will be consummated on the anticipated timing or at all, or if consummated, will achieve its anticipated economic benefits, including as a result of risks associated with third party contracts containing material consent, anti-assignment, transfer or other provisions that may be related to the potential transaction and that are not waived or otherwise satisfactorily resolved; changes in commodity prices; negative effects of the pendency or completion of the proposed acquisition on the market price of Chevron’s or Hess’ common stock and/or operating results; rating agency actions and Chevron’s and Hess’ ability to access short- and long-term debt markets on a timely and affordable basis; various events that could disrupt operations, including severe weather, such as droughts, floods, avalanches and earthquakes, and cybersecurity attacks, as well as security threats and governmental response to them, and technological changes; labor disputes; changes in labor costs and labor difficulties; the effects of industry, market, economic, political or regulatory conditions outside of Chevron’s or Hess’ control; legislative, regulatory and economic developments targeting public companies in the oil and gas industry; and the risks described in the Risk Factors section of Chevron’s and Hess’ annual and quarterly reports and other filings of Chevron and Hess with the U.S. Securities and Exchange Commission. Other unpredictable or factors not discussed in this communication could also have material adverse effects on forward-looking statements. Hess does not assume any obligation to update any forward-looking statements, except as required by law. You are cautioned not to place undue reliance on any of these forward-looking statements as they are not guarantees of future performance or outcomes and that actual performance and outcomes. These forward-looking statements speak only as of the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HESS CORPORATION

September 30, 2024	/s/ Timothy B. Goodell
Timothy B. Goodell
Executive Vice President, General Counsel and Corporate Secretary